UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 4, 2015
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 4, 2015, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2015 Annual General Meeting of Shareholders on April 29, 2015. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2015 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated March 6, 2015.

(1) The following eight persons were elected Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2016.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	48,336,246	691,081	95,184	20,633,020	8,904,133	—	—	—
David Einhorn	47,089,804	1,966,492	66,216	20,633,020	8,904,133	—	—	—
Leonard Goldberg	45,374,491	3,673,885	74,135	20,633,020	8,904,133	—	—	—
Barton Hedges	48,135,624	912,238	74,649	20,633,020	8,904,133	—	—	—
Ian Isaacs	48,060,768	966,736	95,007	20,633,020	8,904,133	—	—	—
Frank Lackner	48,175,037	873,277	74,198	20,633,020	8,904,133	—	—	—
Bryan Murphy	48,308,391	720,303	93,818	20,633,020	8,904,133	—	—	—
Joseph Platt	48,128,902	921,556	72,054	20,633,020	8,904,133	—	—	—

(2) The following eight persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2016.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	48,685,419	270,140	166,952	20,633,020	8,904,133	—	—	—
David Einhorn	47,344,473	1,641,012	137,026	20,633,020	8,904,133	—	—	—
Leonard Goldberg	47,457,444	1,520,192	144,875	20,633,020	8,904,133	—	—	—
Barton Hedges	48,487,082	488,256	147,174	20,633,020	8,904,133	—	—	—
Ian Isaacs	48,582,138	374,555	165,818	20,633,020	8,904,133	—	—	—
Frank Lackner	48,646,180	332,139	144,192	20,633,020	8,904,133	—	—	—
Bryan Murphy	48,655,104	301,821	165,587	20,633,020	8,904,133	—	—	—
Joseph Platt	48,650,332	328,494	143,686	20,633,020	8,904,133	—	—	—

(3) The following five persons were elected Directors of Greenlight Reinsurance Ireland, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2016.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Philip Harkin	48,680,897	271,063	170,552	20,633,020	8,904,133	—	—	—
Barton Hedges	48,585,751	390,405	146,355	20,633,020	8,904,133	—	—	—
Frank Lackner	48,674,689	303,630	144,192	20,633,020	8,904,133	—	—	—
Caryl Traynor	48,679,651	299,993	142,867	20,633,020	8,904,133	—	—	—
Brendan Tuohy	48,677,954	274,825	169,733	20,633,020	8,904,133	—	—	—

(4) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2015.

	Class A	Class B
For	69,476,547	8,904,133
Against	210,946	—
Abstain	68,038	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2015.

	Class A	Class B
For	69,464,767	8,904,133
Against	225,085	—
Abstain	65,680	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of BDO, Registered Auditors in Ireland, to serve as the independent auditors of Greenlight Reinsurance Ireland, Ltd. for the fiscal year ending December 31, 2015.

	Class A	Class B
For	69,467,912	8,904,133
Against	218,453	—
Abstain	69,167	—
Broker non-votes	—	—

(7) The shareholders approved the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	47,392,159	8,904,133
Against	1,486,678	—
Abstain	243,675	—
Broker non-votes	20,633,020	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Earnings press release, "GREENLIGHT RE ANNOUNCES FIRST QUARTER 2015 FINANCIAL RESULTS", dated May 4, 2015, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	May 4, 2015